UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2613

DWS Cash Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	11/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

NOVEMBER 30, 2006

Semiannual Report
to Shareholders

DWS Cash Investment Trust

Contents

Click Here Information About Your Fund's Expenses

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2006 to November 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,021.40	$ 1,017.80	$ 1,018.30	$ 1,022.60
Expenses Paid per $1,000*	$ 4.86	$ 8.45	$ 8.10	$ 3.65
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,020.26	$ 1,016.70	$ 1,017.05	$ 1,021.46
Expenses Paid per $1,000*	$ 4.86	$ 8.44	$ 8.09	$ 3.65

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Cash Investment Trust	.96%	1.67%	1.60%	.72%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation	11/30/06	5/31/06

Commercial Paper	31%	34%
Certificates of Deposit and Bank Notes	30%	13%
Short-Term Notes	28%	36%
Repurchase Agreements	11%	5%
Promissory Notes	—	5%
US Government Sponsored Agencies	—	3%
Asset Backed	—	2%
Funding Agreements	—	2%
	100%	100%
Weighted Average Maturity

DWS Cash Investment Trust	44 days	39 days
First Tier Retail Money Fund Average+	43 days	38 days

+ The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Fund's holdings, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 30.5%
ABN AMRO Bank,NV, 5.365%, 3/5/2007	20,000,000	19,999,369
Bank of Tokyo-Mitsubishi-UFJ, Ltd., 5.36%, 4/23/2007	5,000,000	5,000,000
Barclays Bank PLC:
5.33%, 1/16/2007	17,000,000	17,000,000
5.44%, 2/20/2007	10,000,000	10,000,858
Calyon, 5.32%, 4/27/2007	5,000,000	5,000,000
Credit Agricole SA, 5.53%, 12/27/2006	10,000,000	10,000,962
HBOS Treasury Services PLC, 5.31%, 12/29/2006	15,000,000	15,000,000
HSH Nordbank AG, 5.35%, 4/13/2007	8,000,000	8,000,000
KBC Bank NV:
5.33%, 1/16/2007	15,000,000	15,000,095
5.33%, 2/1/2007	5,000,000	5,000,128
Mizuho Corporate Bank:
5.33%, 1/4/2007	8,000,000	8,000,000
5.34%, 2/8/2007	8,000,000	8,000,000
5.34%, 2/13/2007	17,000,000	17,000,000
Nationwide Building Society, 5.32%, 1/4/2007	15,000,000	15,000,000
Natixis SA, 4.787%, 1/23/2007	20,000,000	19,973,442
Norinchukin Bank:
5.34%, 12/28/2006	25,000,000	25,000,000
5.345%, 2/26/2007	5,000,000	4,999,940
5.35%, 2/15/2007	5,000,000	5,000,000
Societe Generale:
5.32%, 3/7/2007	10,000,000	9,999,476
5.43%, 12/11/2006	25,000,000	25,000,273
Toronto Dominion Bank, 5.45%, 10/25/2007	4,000,000	4,000,000
Total Certificates of Deposit and Bank Notes (Cost $251,974,543)		251,974,543

Commercial Paper* 32.1%
Atlantis One Funding Corp., 5.255%, 2/21/2007	7,000,000	6,916,212
CC (USA), Inc.:
5.225%, 4/18/2007	16,000,000	15,679,533
5.26%, 1/23/2007	8,000,000	7,938,049
Dorada Finance, Inc., 5.26%, 2/12/2007	15,000,000	14,840,008
Fox Trot CDO, Inc., 5.29%, 12/20/2006	8,000,000	7,977,664
Galleon Capital LLC, 5.26%, 1/24/2007	10,000,000	9,921,100
Giro Funding US Corp., 5.29%, 1/22/2007	10,000,000	9,923,589
Greyhawk Funding LLC:
5.265%, 2/6/2007	16,000,000	15,843,220
5.265%, 2/13/2007	14,000,000	13,848,485
5.27%, 1/19/2007	10,000,000	9,928,269
Irish Life and Permanent PLC, 5.27%, 12/15/2006	15,000,000	14,969,258
K2 (USA) LLC, 5.26%, 2/13/2007	10,000,000	9,891,878
KBC Financial Products International, Ltd., 5.2%, 5/14/2007	8,000,000	7,810,489
Lake Constance Funding LLC, 5.27%, 1/30/2007	6,500,000	6,442,908
Mane Funding Corp., 5.26%, 12/19/2006	18,130,000	18,082,318
Northern Rock PLC, 5.245%, 2/20/2007	20,000,000	19,763,975
Perry Global Funding LLC:
Series A, 5.245%, 12/21/2006	5,000,000	4,985,431
Series A, 5.26%, 2/14/2007	11,000,000	10,879,458
Series A, 5.29%, 12/21/2006	25,000,000	24,926,528
Tango Finance Corp., 5.25%, 1/25/2007	15,000,000	14,879,688
The Bear Stearns Companies, Inc.:
5.25%, 2/9/2007	10,000,000	9,897,917
5.26%, 1/26/2007	10,000,000	9,918,178
Total Commercial Paper (Cost $265,264,155)		265,264,155

Short-Term Notes** 28.4%
American Honda Finance Corp., 5.35%, 12/12/2006	25,000,000	25,000,000
BNP Paribas:
5.31%, 10/3/2007	10,000,000	9,996,912
5.31%, 10/26/2010	15,000,000	15,000,000
Caja De Ahorros Y Monte De Piedad De Madrid, 5.368%, 10/19/2007	7,000,000	7,000,000
Canadian Imperial Bank of Commerce, 5.39%, 10/26/2007	8,000,000	7,998,267
Carrera CapitalFinance LLC, 144A, 5.35%, 12/6/2007	18,000,000	18,000,000
Credit Agricole SA, 5.293%, 6/28/2007	25,000,000	24,993,362
HSBC Finance Corp., 5.41%, 2/28/2007	20,000,000	20,002,892
Intesa Bank Ireland PLC, 5.32%, 7/25/2011	25,000,000	25,000,000
Merrill Lynch & Co., Inc.:
5.285%, 5/14/2007	25,000,000	25,000,000
5.33%, 11/15/2007	5,000,000	5,000,000
5.362%, 5/29/2007	10,000,000	10,000,000
Nordea Bank AB, 5.3%, 11/9/2007	10,000,000	9,999,647
Skandinaviska Enskilda Banken, 5.32%, 11/16/2007	7,000,000	7,000,000
Toyota Motor Credit Corp., 5.3%, 5/14/2007	15,000,000	15,000,000
UniCredito Italiano Bank (Ireland) PLC, 5.33%, 11/9/2007	10,000,000	10,000,000
Total Short-Term Notes (Cost $234,991,080)		234,991,080

Repurchase Agreements 11.5%
BNP Paribas, 5.32%, dated 11/30/2006, to be repurchased at $15,002,217 on 12/1/2006 (a)	15,000,000	15,000,000
State Street Bank and Trust Co., 4.87%, dated 11/30/2006, to be repurchased at $429,058 on 12/1/2006 (b)	429,000	429,000
The Bear Stearns & Co., Inc., 5.32%, dated 11/30/2006, to be repurchased at $80,011,822 on 12/1/2006 (c)	80,000,000	80,000,000
Total Repurchase Agreements (Cost $95,429,000)		95,429,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $847,658,778)+	102.5	847,658,778
Other Assets and Liabilities, Net	(2.5)	(20,414,049)
Net Assets	100.0	827,244,729

* Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2006.

+ The cost for federal income tax purposes was $847,658,778.

(a) Collateralized by $15,566,000 of Federal National Mortgage Association, 3.25%, maturing on 8/15/2008 with a value of $15,300,120.

(b) Collateralized by $440,000 of Federal Home Loan Bank, 5.0%, maturing on 11/14/2007 with a value of $440,000.

(c) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
31,458,579	Federal National Mortgage Association	5.0	5/25/2033	29,864,528
52,524,734	Government National Mortgage Association	4.55-5.22	10/20/2027-3/16/2044	51,740,082
Total Collateral Value				81,604,610

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, valued at amortized cost	$ 752,229,778
Repurchase agreements, valued at amortized cost	95,429,000
Total investments, valued at amortized cost	847,658,778
Cash	6,727
Interest receivable	4,026,368
Receivable for Fund shares sold	633,281
Other assets	83,028
Total assets	852,408,182
Liabilities
Dividends payable	97,268
Payable for investments purchased	23,000,128
Payable for Fund shares redeemed	297,662
Accrued management fee	192,213
Other accrued expenses and payables	1,576,182
Total liabilities	25,163,453
Net assets, at value	$ 827,244,729
Net Assets
Net assets consist of: Undistributed net investment income	348,180
Accumulated net realized gain (loss)	(226,974)
Paid-in capital	827,123,523
Net assets, at value	$ 827,244,729

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($116,799,609 ÷ 116,823,652 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class B Net Asset Value, offering and redemption price per share ($41,106,486 ÷ 41,122,771 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class C Net Asset Value, offering and redemption price per share ($42,914,553 ÷ 42,918,219 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class S Net Asset Value, offering and redemption price per share ($626,424,081 ÷ 626,778,692 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2006 (Unaudited)
Investment Income
Interest	$ 22,450,401
Expenses: Management fee	1,272,281
Services to shareholders	1,465,741
Administration fee	422,784
Custodian fee	8,431
Distribution service fees	611,113
Auditing	30,899
Legal	16,287
Trustees' fees and expenses	4,681
Reports to shareholders	53,567
Registration fees	73,860
Other	22,182
Total expenses before expense reductions	3,981,826
Expense reductions	(357,367)
Total expenses after expense reductions	3,624,459
Net investment income	18,825,942
Net realized gain (loss) on investment transactions	8
Net increase (decrease) in net assets resulting from operations	$ 18,825,950

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2006 (Unaudited)	Year Ended May 31, 2006
Operations: Net investment income	$ 18,825,942	$ 26,447,572
Net realized gain (loss) on investment transactions	8	2,160
Net increase (decrease) in net assets resulting from operations	18,825,950	26,449,732
Distributions to shareholders from: Net investment income: Class A	(2,551,289)	(2,919,302)
Class B	(825,064)	(1,017,467)
Class C	(816,674)	(817,397)
Class AARP	(812,525)	(5,382,941)
Class S	(13,356,760)	(16,774,990)
Fund share transactions: Proceeds from shares sold	211,304,404	535,164,094
Net assets acquired in tax-free reorganization	—	237,658,014
Reinvestment of distributions	17,375,277	25,873,937
Cost of shares redeemed	(254,838,277)	(642,223,250)
Net increase (decrease) in net assets from Fund share transactions	(26,158,596)	156,472,795
Increase (decrease) in net assets	(25,694,958)	156,010,430
Net assets at beginning of period	852,939,687	696,929,257
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $348,180 and $115,450, respectively)	$ 827,244,729	$ 852,939,687

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2006[a]	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.021	.024
Less distributions from: Net investment income	(.021)	(.024)
Net asset value, end of period	$ 1.00	$ 1.00
Total Return (%)	2.14c**	2.40c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	120
Ratio of expenses before expense reductions (%)	1.06*	1.20*
Ratio of expenses after expense reductions (%)	.96*	1.05*
Ratio of net investment income (%)	4.34*	3.30*

[a] For the six months ended November 30, 2006 (Unaudited).

[b] For the period from September 19, 2005 (commencement of operations of Class A shares) to May 31, 2006.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B	2006[a]	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.018	.019
Less distributions from: Net investment income	(.018)	(.019)
Net asset value, end of period	$ 1.00	$ 1.00
Total Return (%)	1.78c**	1.90c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	51
Ratio of expenses before expense reductions (%)	2.00*	2.21*
Ratio of expenses after expense reductions (%)	1.67*	1.75*
Ratio of net investment income (%)	3.63*	2.60*

[a] For the six months ended November 30, 2006 (Unaudited).

[b] For the period from September 19, 2005 (commencement of operations of Class B shares) to May 31, 2006.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C	2006[a]	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.018	.019
Less distributions from: Net investment income	(.018)	(.019)
Net asset value, end of period	$ 1.00	$ 1.00
Total Return (%)	1.83c**	1.94c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	41
Ratio of expenses before expense reductions (%)	1.77*	1.78*
Ratio of expenses after expense reductions (%)	1.60*	1.68*
Ratio of net investment income (%)	3.70*	2.65*

[a] For the six months ended November 30, 2006 (Unaudited).

[b] For the period from September 19, 2005 (commencement of operations of Class C shares) to May 31, 2006.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.023	.034	.014	.003	.008	.020
Less distributions from: Net investment income	(.023)	(.034)	(.014)	(.003)	(.008)	(.020)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	2.26b**	3.40[b]	1.42[b]	.33[b]	.84	1.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	626	487	527	612	716	798
Ratio of expenses before expense reductions (%)	.78*	.83	.81	.85	.84	.83
Ratio of expenses after expense reductions (%)	.72*	.79	.72	.77	.84	.83
Ratio of net investment income (%)	4.58*	3.28	1.30	.39	.85	2.01
[a] For the six months ended November 30, 2006 (Unaudited). [b] Total returns would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Cash Investment Trust (formerly Scudder Cash Investment Trust) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors without an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (please see note B, under the caption of Other Related Parties). Class AARP shares were converted into Class S shares on July 14, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of each class of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2006, the Fund had a net tax basis capital loss carryforwards of approximately $212,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2007 ($2,000), May 31, 2008 ($9,000), May 31, 2009 ($16,000), May 31, 2010 ($185,000), the respective expiration dates, whichever occurs first. In addition, the Fund inherited approximately $15,000 of capital loss carryforwards through its acquisition of Scudder Cash Reserve Fund. Subject to certain limitations, these losses can be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2009 (the expiration date), whichever occurs first.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment fee based on the Fund's average daily net assets, accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	.315%
Next $750 million of such net assets	.295%
Next $1.5 billion of such net assets	.265%
Next $2.5 billion of such net assets	.235%
Next $2.5 billion of such net assets	.215%
Next $2.5 billion of such net assets	.195%
Next $2.5 billion of such net assets	.175%
Over $12.5 billion of such net assets	.165%

Accordingly, for the six months ended November 30, 2006, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.30% of the Fund's average daily net assets.

For the period from June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.97%
Class B	1.68%
Class C	1.61%
Class S	.73%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.96%
Class B	1.67%
Class C	1.60%
Class S	.72%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annualized fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through November 30, 2006, the Advisor received an Administration fee of $422,784, of which $68,138 is unpaid.

Service Provider Fees. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C, S and AARP (through July 14, 2006) shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SSC and DST Systems, Inc. ("DST"), DWS-SSC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SSC compensates DST out of the shareholder servicing fee it receives from the Fund. The costs and expenses of such delegation are borne by DWS-SSC, not by the Fund. For the six months ended November 30, 2006, the amounts charged to the Fund by DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2006
Class A	$ 183,302	$ 59,604	$ 61,395
Class B	116,164	77,984	22,744
Class C	59,101	37,265	15,134
Class AARP	49,844	2,767	44,145
Class S	826,144	179,312	323,530
	$ 1,234,555	$ 356,932	$ 466,948

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2006
Class B	$ 175,914	$ 25,798
Class C	169,457	26,683
	$ 345,371	$ 52,481

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2006	Annualized Effective Rate
Class A	$ 150,618	$ 23,809.25%
Class B	58,638	8,599.25%
Class C	56,486	8,894.25%
	$ 265,742	$ 41,302

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $11,880, of which $5,400 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

C. Expense Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2006, custodian fees were reduced by $435 for custodian credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2006		Period Ended May 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	37,609,356	$ 37,609,356	60,087,192	$ 60,087,192
Class B	11,525,092	11,525,092	24,434,515	24,434,515
Class C	21,340,621	21,340,621	33,050,679	33,050,679
Class AARP	8,258,266	8,258,266	82,425,295	82,425,295
Class S	132,571,069	132,571,069	335,166,413	335,166,413
		$ 211,304,404		$ 535,164,094
Shares issued in tax-free reorganization*
Class A	—	$ —	127,931,996	$ 127,908,035
Class B	—	—	65,909,322	65,893,097
Class C	—	—	43,860,513	43,856,882
		$ —		$ 237,658,014
Shares issued to shareholders in reinvestment of distributions
Class A	2,469,293	$ 2,469,293	2,834,572	$ 2,834,572
Class B	778,361	778,361	952,388	952,388
Class C	774,137	774,137	774,395	774,395
Class AARP	489,466	489,466	5,024,000	5,024,000
Class S	12,864,020	12,864,020	16,288,582	16,288,582
		$ 17,375,277		$ 25,873,937
Shares redeemed
Class A	(43,124,244)	$ (43,124,244)	(70,984,513)	$ (70,984,513)
Class B	(22,025,221)	(22,025,221)	(40,451,686)	(40,451,686)
Class C	(20,213,405)	(20,213,405)	(36,668,721)	(36,668,721)
Class AARP	(10,376,455)	(10,376,455)	(102,892,478)	(102,892,478)
Class S	(159,098,952)	(159,098,952)	(391,225,852)	(391,225,852)
		$ (254,838,277)		$ (642,223,250)
Shares converted**
Class AARP	(152,870,195)	$ (152,495,829)	—	$ —
Class S	152,870,195	152,495,829	—	—
		$ —		—
Net increase (decrease) from capital share transactions
Class A	(3,045,595)	$ (3,045,595)	119,869,247	$ 119,845,286
Class B	(9,721,768)	(9,721,768)	50,844,539	50,828,314
Class C	1,901,353	1,901,353	41,016,866	41,013,235
Class AARP	(154,498,918)	(154,124,552)	(15,443,183)	(15,443,183)
Class S	139,206,332	138,831,966	(39,770,857)	(39,770,857)
		$ (26,158,596)		$ 156,472,795

* On September 16, 2005, Scudder Cash Reserves Fund was acquired by the Fund through a tax-free reorganization.

** On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

F. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

G. Acquisition of Assets

On September 16, 2005, the Fund acquired all of the net assets of Scudder Cash Reserves Fund pursuant to a plan of reorganization approved by shareholders on September 2, 2005. The acquisition was accomplished by a tax-free exchange of 127,931,996 Class A shares, 65,909,322 Class B shares and 43,860,513 Class C shares of Scudder Cash Reserves Fund, respectively, for 127,931,996 Class A shares, 65,909,322 Class B shares and 43,860,513 Class C shares of Scudder Cash Investment Trust, respectively, outstanding on September 16, 2005. Scudder Cash Reserves Fund's net assets at that date of $237,658,014 were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $677,637,490. The combined net assets of the Fund immediately following the acquisition were $915,295,504.

H. Plan of Reorganization

On September 20, 2006, the Board of the Fund approved, in principle, the merger of DWS Cash Investment Trust into the DWS Money Market Prime Series. On December 8, 2006, shareholders of the Fund approved the merger into DWS Money Market Prime Series. Completion of the merger is expected on March 12, 2007.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Cash Investment Trust (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	461,537,857.054	21,949,576.058
Dawn-Marie Driscoll	461,524,547.934	21,962,885.178
Keith R. Fox	461,466,182.554	22,021,250.558
Kenneth C. Froewiss	460,693,484.279	22,793,948.833
Martin J. Gruber	460,436,720.599	23,050,712.513
Richard J. Herring	460,659,461.369	22,827,971.743
Graham E. Jones	460,656,696.144	22,830,736.968
Rebecca W. Rimel	461,302,417.894	22,185,015.218
Philip Saunders, Jr.	461,002,844.154	22,484,588.958
William N. Searcy, Jr.	461,389,212.959	22,098,220.153
Jean Gleason Stromberg	461,264,312.484	22,223,111.628
Carl W. Vogt	461,040,918.944	22,446,514.168
Axel Schwarzer	460,585,150.339	22,902,282.773

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
426,905,547.518	17,139,747.145	23,713,079.449	15,729,059.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
427,264,533.583	18,594,539.704	21,899,300.825	15,729,059.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
424,060,421.545	21,441,759.262	22,256,193.305	15,729,059.000

IV. Approval of a Revised Fundamental Investment Restriction Regarding Concentration.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
426,765,553.906	19,411,207.168	21,581,613.038	15,729,059.000

The Meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below).

V-A. Approval of Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
481,559,633.136	19,887,229.652	27,301,055.118	14,004,128.000

The Meeting was further reconvened on August 31, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below).

V-B. Approval of Further Amendments to Amended and Restated Declaration of Trust.1

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
523,983,260.148	25,562,568.716	31,656,013.429	12,338,603.000

1 This proposal was not approved by the shareholders.

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

A Special Meeting of Shareholders (the "Meeting") of DWS Cash Investment Trust (the "Fund") was held on December 8, 2006, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. At the Meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below).

I. Approval of an Agreement and Plan of Reorganization.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
430,012,468.505	16,950,398.677	20,904,055.130	0.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

DeIM and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds; and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class S shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005. The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeIM helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Class S shares) was in the 3rd quartile of the applicable iMoneyNet universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has performed at its benchmark in the three-year period ended June 30, 2006 and underperformed its benchmark in the one- and five-year periods ended June 30, 2006. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SHAXX	SHBXX	SHCXX
CUSIP Number	233375-104	233375-203	233375-302
Fund Number	472	672	772
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCTXX
Fund Number	2065

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Cash Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Cash Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	January 29, 2007